Exhibit 3.6
                                  -----------

                              Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202
                                 (303) 894-2251
                                 (303) 894-2242

 FILING FEE: $75.00
 MUST SUBMIT TWO COPIES

                            APPLICATION FOR AUTHORITY

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation hereby applies for Authority to transact business in Colorado, and for that purpose submits the following statement:

FIRST:  The name of the  corporation  is American  Fire  Retardant  Corp.
-------------------------------------------------------------------------
(Exact  Corporation  name  must  agree  with the  attached  Certificate  of Good
Standing)

SECOND: The name which it elects to use in Colorado is American Fire Retardant Corp.
--------------------------------------------------------------------------------
(if its corporate name is not available for use in Colorado)

THIRD: It is incorporated uncle the laws of Nevada
--------------------------------------------------------------------------------
(State of Incorporation)

FOURTH: The date of its incorporation is 1/29/98.
--------------------------------------------------------------------------------
The period of duration is Perpetual

FIFTH:  The street address of its principal  office (Include City, State and Zip
Code) is 9337 Bond Avenue, El Cajon Ca 92012.

SIXTH: The street address of its proposed  registered office in Colorado is 5025
S.  Federal  Blvd,  Englewood,  Colorado  80110,  and the  name of its  proposed
registered   agent   Colorado  at  that   address  is  Paracorp  of   California
Incorporated.

Signature of Registered Agent SEE ATTACHED [maybe in accompanying document)

Date Business commenced or expects to commence transacting business in this state 4/21/99.

SEVENTH: The names and respective addresses of its directors and officers are:

     0FFICE              NAME                BUSINESS ADDRESS
     --------------------------------------------------------
     SEE Addendum attached hereto & hereby

EIGHTH: This application MUST BE ACCOMPANIED BY A CERTIFICATE OF GOOD STANDING ISSUED BY THE JURISDICTION OF ITS INCORPORATION AND DATED WITHIN NINETY (90) DAYS OF THE FILING OF THE APPLICATION,

                                   /S/  Stephen F. Owens
                                   --------------------------------------------
                                   By:  Stephen F. Owens
                                   Its: President

                                    ADDENDUM
                            DIRECTOR AND OFFICERS OF
                          AMERICAN FIRE RETARDANT CORP.

          A.   Directors
          ----------------------------------------
          Chairman:           Stephen F. Owens
          Address:            9337 Bond Avenue
                              El Cajon, CA 92012

          Vice Chairman:      Angela M. Raidl
          Address,            9337 Bond Avenue
                              E1 Cajon, CA 92012

          ----------------------------------------
          B. Officers

          President:          Stephen F. Owns
          Address;            9337 Bond Avenue
                              El Cajon, CA 92012

          Vice President:     Angela M. Raidl.
          Address:            9337 Bond Avenue
                              El Cajon, CA 92012


          Secretary:          Angela M. Raidl
          Address:            9337 Bond Avenue
                              El Cajon, CA 92012

          CF0/Treasurer:      Angela M, Raidl
          Address:            9337 Bond Avenue
                              El Cajon, CA 92012

                                STATE OF COLORADO

                          REGISTERED AGENT CONSENT FORM



DATE:          4/21/99

COMPANY NAME:  AMERICAN FIRE RETARDANT CORP.

PARACORP OF CALIFORNIA INCORPORATED HEREBY ACCEPTS APPOINTMENT AS REGISTERED AGENT FOR AND ON BEHALF OF THE ABOVE-REFERENCED COMPANY.


/s/ Denise Zollner
------------------------------------
DENISE ZOLLNER, ASSISTANT SECRETARY
PARACORP OF CALIFORNIA INCORPORATED